UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 October 2, 2007

                                 --------------

                               MY QUOTE ZONE, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                       000-51224                 56-2504276
          ------                       ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

             4F Jia De Plaza, No. 118 Qing Chun Road, Hangzhou City,
                      Zhejiang Province, P.R. China 310000.
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                86 571 8722 0222
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors; Election of Directors

Resignation of Director

      Effective upon the close of business of October 2, 2007, Hui Ping Cheng resigned as director of My Quote Zone, Inc. (the "Company").

Election of Directors

      By the consent of our stockholders holding an aggregate of 37,418,343 shares, representing 53.7% percent of the shares of our common stock issued and outstanding as of the August 31, 2007 (the "Record Date"), each of the following individuals (the "New Directors") were elected directors of our Company, effective as of October 2, 2007 (the "Effective Date"):

            Name                 Age           Position
            ----                 ---           --------
            Zheng Ying           40            Chairman

            Ying Luo             45            Director

            Jingsong Li          39            Director

            Song Cai             35            Director

            Yufei Yu             34            Director

      On September 11, 2007 we mailed to our stockholders of record at the Record Date and filed with the Securities and Exchange Commission an Information Statement on Schedule 14C (the "Information Statement"), disclosing the consent of our stockholders to the New Directors. The Effective Date represents the 21st day after mailing of the Information Statement to our holders of record at the Record Date.

      Set forth below is the business experience of the above New Directors:

Zheng Ying, Chairman of the Board

      Mr. Ying, age 40, graduated with a degree in Architecture from Tianjin University in 1989. From 1989 to 2002, Mr. Ying worked in different real estate construction companies and gained extensive experience related to the architecture and home decoration industry. From April 2002 to October 2005, he was the Chief Executive Officer of Tianjin Xinye Real Estate Developing Company Limited. His responsibilities included business strategy development, coordinating different department working task, in charge of many real estate projects funding, construction, designing and market promotion. From November 2005 until August 2007, Mr. Ying served as Chief Executive Officer in Tianjin Yufeng Investment Company, and he managed the development and operation of many construction projects. During year 2005 and 2006, Mr. Ying also served as a consultant to Tianjin Kong Harbor Logistics Company Limited. With more than 20 years in the field, Mr. Ying possesses experience in exterior and interior decoration, research and development, management, international trade negotiations and business relations.

Jingsong Li, Director

      Jingsong Li, age 39, was graduated with a degree in Economics from Tianjin University of Commerce in 1990. From 1997 to 2006, he took on several management positions, ranging from inventory manager, logistics and planning manager, and finally to the vice president of China Textile Imported and Exported Co., Ltd. He was responsible for international business department operation, productivity improvement and process optimization. From 2006 to the present, he has worked at China US Bridge Capital Ltd. as an associate director and a financial advisor; he manages client's merger and acquisition part operations.

Ying Luo, Director

      Ying Luo, age 45, graduated with a B.A. in Economics from Zhejiang University of Commerce in 1984. In 1997, she graduated with an M.A. in Economics from Xiamen University. Since 2000, she has been a director of Finance and Operations department in Zhejiang Huhangyong Highway Management Company. She is responsible for developing system implementations of planning, location sensitivity, physical inventories and forecasting.

Song Cai, Director

      Song Cai, age 35, was graduated from Zhengjiang Institute of Technology in 2003. He is currently the vice president of Zhejiang 9D Decoration Company Limited, and in charge of its home decoration technology division. Mr. Cai joined our Company in 1998 and he has almost ten years experience and outstanding achievement in the home exterior and interior decoration industry.

Yufei Yu, Director

      YuFei Yu, age 34, joined Zhejiang 9D Decoration Company Limited - Wuxi branch as a director of marketing department in 2000. Since August 2006, he has served as the general manager of Zhejiang 9D Investment Developing Company Limited. Mr. Yu planned, directed, managed and completed many different projects and at the same time, ensured that our Company's objectives were accomplished.

Related Transactions and Relationships

      None of the New Directors hold any other directorships with reporting companies in the United States. There are no family relationships between any of the New Officers.

      During the last two years, there have been no transactions, or proposed transactions, to which our Company was or is to be a party, in which any of the New Directors (or any member of their respective immediate families) had or is to have a direct or indirect material interest.

Item 5.03 Amendment of Articles of Incorporation; Change in Fiscal Year

      By the consent of our stockholders holding an aggregate of 37,418,343 shares, representing 53.7% percent of the shares of our common stock issued and outstanding as of the Record Date, our stockholders also authorized, effective as of the Effective Date, us:

            o to amend our Articles of Incorporation to provide for (i) a change of the name of our Company to "China 9D Construction Group" and (ii) an increase in the amount of authorized common stock, par value $.001 per share, from 70 million to 500 million shares (the "Amendments"); and

            o to change our Company's fiscal year from September 30th to December 31st.

      We intend to file with the Secretary of State of Nevada a Certificate of Amendment of Articles of Incorporation, in the form attached as an exhibit to our Information Statement on Schedule 14C filed with the Securities and Exchange Commission on September 11, 2007, which Amendments will become effective upon the State of Nevada's acceptance of our filing of such Certificate of Amendment.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  MY QUOTE ZONE, INC.


DATE: October 2, 2007                             By: /s/ Zheng Ying
                                                      --------------------------
                                                  Name: Zheng Ying
                                                  Title: Chief Executive Officer